Exhibit 10.32
AMENDMENT NO. 8 TO LOAN AGREEMENT
     This Amendment No. 8 (the “Amendment”) dated as of September 30, 2009, is between Bank of America, N.A. (the “Bank”) and Ambassadors International, Inc. (“Borrower 1”), Ambassadors, LLC (“Borrower 2”), Ambassadors Cruise Group, LLC (“Borrower 3”) and Cypress Reinsurance, Ltd. (“Borrower 4”) (Borrower 1, Borrower 2, Borrower 3, and Borrower 4 are sometimes referred to collectively as the “Borrowers” and individually as the “Borrower”).
RECITALS
     A. The Bank and the Borrowers entered into a certain Loan Agreement dated as of September 1, 2006 (together with any previous amendments, the “Agreement”).
     B. The Bank and the Borrowers desire to amend the Agreement.
AGREEMENT
     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.
     2. Amendments. The Agreement is hereby amended as follows:
2.1	In the Subparagraph number 1.1 (a), the amount “Two Million Two Hundred Ninety-One Thousand Nine Hundred Twenty-Nine and 00/100 Dollars ($2,291,929.00)” is changed to “Five Hundred Twenty-Four Thousand Two Hundred Seventy-Three and 00/100 Dollars ($524,273.00)”.

2.2	In the Subparagraph number 1.1 (c), the amount “Two Million Two Hundred Ninety-One Thousand Nine Hundred Twenty-Nine and 00/100 Dollars ($2,291,929.00)” is changed to “Five Hundred Twenty-Four Thousand Two Hundred Seventy-Three and 00/100 Dollars ($524,273.00)”.

2.3	In the Subparagraph number 1.5(b), the amount “Two Million Two Hundred Ninety-One Thousand Nine Hundred Twenty-Nine and 00/100 Dollars ($2,291,929.00)” is changed to “Five Hundred Twenty-Four Thousand Two Hundred Seventy-Three and 00/100 Dollars ($524,273.00)”.

2.4	Subparagraph number 1.B1(a) is hereby amended to read in its entirety as follows:

“(a) Time deposits with the Bank and owned by the Borrower in an amount not less than Five Hundred Twenty-Four Thousand Two Hundred Seventy-Three and 00/100 Dollars ($524,273.00).”

     3. Representations and Warranties. When the Borrowers sign this Amendment, each of the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers.
     4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.
     5. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
     6. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.
This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK: Bank of America, N.A.
By:	/s/ Robert Boswell
	Name:	Robert Boswell, Vice President
Title:

BORROWER(S): Ambassadors International, Inc.
By:	/s/ Mark T. Detillion
	Name:	Mark T. Detillion
	Title:	Chief Financial Officer

Ambassadors, LLC
By:	Ambassadors International, Inc., Member

By:	/s/ Mark T. Detillion
	Name:	Mark T. Detillion
	Title:	Chief Financial Officer

Ambassadors Cruise Group, LLC
By:	Ambassadors International Inc., Member

By:	/s/ Mark T. Detillion
	Name:	Mark T. Detillion
	Title:	Chief Financial Officer

Cypress Reinsurance, Ltd.
By:	/s/ Mark T. Detillion
	Name:	Mark T. Detillion
	Title:	Chief Financial Officer